Transfers and Servicing of Financial Assets (including Mortgage Banking Activity) - Components of Mortgage Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Participating Mortgage Loans
Gains on sales	$ 62,438	$ 74,486	$ 83,957
Total mortgage income	63,570	83,853	80,662
Mortgage income
Participating Mortgage Loans
Mortgage loans held for sale and derivatives	(7,047)	1,361	2,216
Derivative settlements, net	1,229	(6,640)	(5,017)
Gains on sales	68,255	87,925	82,671
Servicing and other income, net	1,133	1,207	792
Total mortgage income	$ 63,570	$ 83,853	$ 80,662